UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No. )
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Greenidge Generation Holdings Inc.
_____________________________________________________________________________________________
(Name of Registrant As Specified In Its Charter)

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NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF
A MAJORITY OF THE TOTAL VOTING POWER
OF ALL OUTSTANDING CAPITAL STOCK OF
GREENIDGE GENERATION HOLDINGS INC.
Dear Greenidge Generation Holdings Inc. Stockholders:
The enclosed Information Statement is being distributed to the holders of record of Class A common stock and Class B common stock of Greenidge Generation Holdings Inc., a Delaware corporation (the “Company” or “us”), as of the close of business on March 22, 2023, the date established by our Board of Directors (the “Board”) as the record date (the “Record Date”), under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform you that, with the unanimous approval of the Board, on April 11, 2023, entities controlled by Atlas Capital Resources GP LLC (collectively, “Atlas”), our stockholder holding a majority of the total voting power of our outstanding capital stock entitled to vote in general meetings of the Company as of the Record Date, approved by written consent: (a) the amendment and restatement of our 2021 Equity Incentive Plan, as amended (the “Plan”, as amended and restated, the “Amended and Restated Plan”), to increase the maximum aggregate number of shares of Class A common stock that may be issued for all purposes under the Amended and Restated Plan to 8,831,112 shares of Class A common stock (without taking into account the Reverse Stock Split (as defined below)) and to make certain other amendments to the Plan as further described in the Information Statement (the “Plan Amendment”); and (b) an amendment to our Second Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding Class A common stock, par value $0.0001 per share (our “Class A common stock”), and Class B common stock, par value $0.0001 per share (our “Class B common stock”, together with our Class A common stock, our “common stock”), together, such that all outstanding shares of common stock shall be reclassified into a smaller number of shares such that every ten (10) shares of Class A common stock are combined and reclassified into one (1) share of Class A common stock and every ten (10) shares of Class B common stock are combined and reclassified into one (1) share of Class B common stock (the “Reverse Stock Split”). As of the close of business on the Record Date, Atlas beneficially owned 1,190,476 shares of Class A common stock and 26,800,300 shares of Class B common stock, representing 47% of the total outstanding capital stock and 85% of the total voting power of the outstanding capital stock of the Company. The enclosed Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law (the “DGCL”).
The primary purpose of the Plan Amendment is to ensure our ability to continue to grant stock options, restricted stock units and other equity awards to our employees, Board members and other service providers, which we believe are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Our employees are valued assets, and such awards are crucial to our ability to motivate individuals in our service to achieve our goals and to link the interests of our employees and other award recipients to those of our stockholders.
The primary purpose of the Reverse Stock Split is to increase the per share market price of our Class A common stock in order to achieve compliance with the minimum bid price requirement by closing at or above $1.00 per share for a minimum of ten consecutive business days, as required by the Nasdaq Global Market (“Bid Price Compliance”). Further, this may increase the acceptability of our Class A common stock to long-term investors who may not find our shares attractive due to the trading volatility often associated with stocks trading below certain prices or make the Class A common stock eligible for investment by brokerage houses and institutional investors that have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. The reduction in the number of issued and outstanding shares of Class A common stock as a result of the Reverse Stock Split is, absent other factors, expected to increase the market price of our Class A common stock by a multiple to a level above the current market trading price.
The accompanying Information Statement, which describes the Plan Amendment and Reverse Stock Split in more detail and provides our stockholders with other important information, is being furnished to you for informational purposes only pursuant to Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder. Under the DGCL, our Certificate of Incorporation and our bylaws, stockholder action may be taken by written consent. The written consent executed by Atlas is sufficient to approve the Plan Amendment and Reverse Stock Split, and no other stockholder approval is required or necessary.

The accompanying Information Statement will be first mailed to stockholders on or about April [●], 2023.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS NOTICE AND THE ENCLOSED INFORMATION STATEMENT ARE BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

/s/ David Anderson

David Anderson

Chief Executive Officer

NOTICE ABOUT INFORMATION CONTAINED IN THIS INFORMATION STATEMENT
You should assume that the information in this Information Statement or any supplement is accurate only as of the date on the front page of this Information Statement. Our business, financial condition, results of operations and prospects may have changed since that date and may change again.

_______________________
GREENIDGE GENERATION HOLDINGS, INC.
INFORMATION STATEMENT
APRIL [●], 2023
_______________________

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
PURPOSE OF INFORMATION STATEMENT
This Information Statement advises stockholders of Greenidge Generation Holdings Inc. (the “Company” or “us”) of actions taken by written consent dated as of April 11, 2023, of entities controlled by Atlas Capital Resources GP LLC (collectively, “Atlas”), who hold approximately 85% of the total voting power of the outstanding shares of capital stock of the Company entitled to vote in general meetings of the Company (the “Written Consent”) as of March 22, 2023 (the “Record Date”).
GENERAL OVERVIEW OF THE ACTIONS
On March 22, 2023, as amended by a written consent dated as of April 10, 2023, our Board of Directors (the “Board”) approved pursuant to resolutions: (a) the amendment and restatement of the Company’s 2021 Equity Incentive Plan, as amended (the “Plan”), the form of which is attached as Annex A to this Information Statement (the “Amended and Restated Plan”), which (i) increases the maximum aggregate number of shares of Class A common stock that may be issued for all purposes under the Plan by 5,000,000 shares of Class A common stock from 3,831,112 to 8,831,112 shares of Class A common stock (without taking into account the Reverse Stock Split (as defined below)), (ii) removes the Fungible Share Count (as defined below) from the Plan and (iii) makes certain other administrative and clarifying updates to the Plan (together, the “Plan Amendment”); and (b) an amendment to our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the form of which is attached as Annex B to this Information Statement (the “Certificate of Amendment”), to effect a reverse stock split of our issued and outstanding Class A common stock, par value $0.0001 per share (our “Class A common stock”) and Class B common stock, par value $0.0001 per share (our “Class B common stock,” together with our Class A common stock, our “common stock”), such that all outstanding shares of common stock shall be reclassified into a smaller number of shares such that every ten (10) shares of Class A common stock are combined and reclassified into one (1) share of Class A common stock and every ten (10) shares of Class B common stock are combined and reclassified into one (1) share of Class B common stock (the “Reverse Split Ratio”) such that every holder of outstanding shares of common stock on the effective date specified in the Certificate of Amendment shall receive, subject to the treatment of fractional shares described in the Certificate of Amendment, one share of Class A common stock or Class B common stock, as applicable, in exchange for ten shares of Class A common stock or Class B common stock, as applicable, held by such holder (the “Reverse Stock Split,” together with the Plan Amendment, the “Actions”). The Actions were approved by Atlas, our stockholder holding a majority of the total voting power of our outstanding capital stock entitled to vote in general meetings of the Company as of March 22, 2023 (the “Record Date”), pursuant to the Written Consent. In adopting the Written Consent, Atlas approved and adopted (i) the Plan Amendment and (ii) the consummation of the Reverse Stock Split, (iii) the Certificate of Amendment and the consequent filing thereof with the Secretary of State for the State of Delaware at any time on or before December 31, 2023 and (iv) the right of the Board to abandon the Reverse Stock Split and not to file the Certificate of Amendment if the Board, in its discretion, at any time determines that the Reverse Stock Split is no longer in the best interests of the Company or its stockholders.
REASONS FOR AND GENERAL EFFECT OF THE ACTIONS
In reviewing our compensation practices, including in light of various evolving market practices, as well as to enhance the Company’s flexibility to make awards, the Board determined to make the above change to the Plan. In addition, the Plan Amendment increasing the number of shares authorized for issuance under the Plan ensures our ability to continue to grant stock options, restricted stock units and other equity awards to our employees, Board members and other service providers, which we believe are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Our employees are valued assets, and such awards are crucial to our ability to motivate individuals in our service to achieve our goals and to link the interests of our employees and other award recipients to those of our stockholders.
The primary purpose of the Reverse Stock Split is to increase the per share market price of the Class A common stock in order to achieve compliance with the minimum bid price requirement by closing at or above $1.00 per share for a minimum of ten consecutive business days, as required by the Nasdaq Global Market (“Bid Price Compliance”). Further, this may increase the acceptability of the Class A common stock to long-term investors who may not find our shares attractive due to the trading volatility often associated with stocks trading below certain prices or make the Class A common stock eligible for investment by brokerage houses and institutional investors that have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. The reduction in the number of issued and outstanding shares of Class A common stock as a result of the Reverse Stock Split is, absent other factors, expected to increase the market price of our Class A common stock by a multiple to a level above the current market trading price.
This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law (the “DGCL”), of this corporate action. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be effective until 20 days after the definitive Information Statement is filed with the Securities and Exchange Commission (the “SEC”) and mailed to our stockholders as of the Record Date. Therefore, this Information Statement is being sent to you for informational purposes only.
VOTES REQUIRED
The Board is not soliciting your consent or your proxy in connection with this action, and no consents or proxies are being requested from stockholders. The vote that is required to approve the Actions is the affirmative vote of the holders of a majority of the total voting power of all outstanding capital stock of the Company entitled as of the Record Date to vote generally in an election of directors. Holders of our Class A common stock are entitled to one vote per share of Class A common stock. Holders of our Class B common stock are entitled to ten votes per share of Class B common stock.
Section 228 of the DGCL and Section 2.11 of our Amended and Restated Bylaws provide that stockholders of the Company may act by written consent without a meeting if such stockholders hold the number of shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted. As of the close of business on the Record Date, the Company had 31,169,583 shares of our Class A common stock and 28,526,372 shares of our Class B common stock outstanding. Of those shares, 1,190,476 shares of Class A common stock and 26,800,300 shares of Class B common stock, representing 47% of the total outstanding capital stock and 85% of the total voting power of the outstanding capital stock, are held by Atlas, which approved the Actions pursuant to the Written Consent on April 11, 2023.
FORWARD-LOOKING STATEMENTS
The information, financial projections and other estimates contained herein contain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including, but not limited to statements regarding the closing of the transactions contemplated by the Plan Amendment, the Certificate of Amendment, the Reverse Stock Split and the anticipated effect of the same on the Company and our stockholders. Such financial projections and estimates are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company concerning the future performance of the Company and are subject to significant business, financial, economic, operating, competitive and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements and information included herein. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Forward-looking statements may include statements about various risks and uncertainties, including those described under the heading “Risk Factors” as detailed from time to time in the Company’s reports filed with the SEC, including the Company’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. Such risk and uncertainties are not exclusive. Any forward-looking statements speak only as of the date of this communication. The Company does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only; there can be no assurance that such conditions will actually occur or result in positive returns. Recipients of this communication should make their own investigations and evaluations of any information referenced herein.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
The following table sets forth certain information as of the Record Date, about the outstanding shares of Class A common stock, Class B common stock, stock options and restricted stock units held by each person who has been an executive officer or director of the Company since January 1, 2022.

Name	Shares of Class A common stock (#)	Shares of Class B common stock (#)	Outstanding stock options (#)	Outstanding restricted stock units (#)
David Anderson, Chief Executive Officer and Director	―	―	1,855,591	―
Timothy Fazio, Chairman	―	―	―	―
Ted Rogers, Vice Chairman	114,934	160,000	―	57,466
Andrew Bursky, Director	―	―	―	―
David Filippelli, Director	―	―	―	―
Jerome Lay, Director	―	―	―	―
Timothy Lowe, Director	16,000	71,208	―	8,000
Michael Neuscheler, Director	19,873	―	―	17,240
Daniel Rothaupt, Director	―	―	―	―
Jordan Kovler	4,500	―	―	―
Dale Irwin, President	―	772,444		―
Robert Loughran, Chief Financial Officer	3,457	―	―	10,000
Scott MacKenzie, Chief Strategy Officer	―	―	1,225,866	―
Terence Burke, General Counsel	2,043	―	―	2,042
Jeffrey Kirt, Former Chief Executive Officer and Director(1)	574,998	―	―	―
Entities affiliated with Atlas	1,190,476	26,800,300	―	―
(1)Mr. Kirt’s employment with the Company terminated on October 7, 2022. Mr. Kirt’s ownership of Company shares, stock options and restricted stock units is based on the most recent information available to the Company.

SECURITY AUTHORIZED FOR ISSUANCE UNDER THE PLAN
The following table sets forth, as of December 31, 2022, certain information related to our compensation plans under which shares of our common stock may be issued.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2021 Equity Incentive Plan	812,294	(1)	$ 6.03	(2)	1,168,228
Equity compensation plans not approved by security holders
Inducement Stock Option Awards(3)	3,076,842		$ 1.32		—
Total	3,889,136				1,168,228
___________
(1)Represents 247,286 shares of Class A common stock issuable upon settlement of outstanding restricted stock units and 565,008 shares of Class A common stock issuable upon exercise of outstanding stock options under the Plan as of December 31, 2022.
(2)Represents the weighted average exercise price of stock options outstanding under the Plan as of December 31, 2022. The weighted average exercise price does not take into account restricted stock units outstanding under the Plan.
(3)Represents stock option awards approved by our Board as inducements material to the respective individual’s acceptance of employment with us in accordance with Nasdaq Listing Rule 5635(c)(4). These inducement stock options have an exercise price per share equal to the closing price of a share of Class A common stock on the grant date and vest in equal installments on the first, second and third anniversaries of the grant date, subject to the employee’s continued service with the Company through the applicable vesting dates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our outstanding common stock as of the Record Date by (i) each of our directors and named executive officers, (ii) all directors and executive officers as a group and (iii) each person who is known by us to beneficially own 5% or more of our outstanding common stock. The table below assumes each outstanding share of Class A common stock will convert into one share of class B common stock.

	Number of Shares Beneficially Owned
Name and Address of Beneficial Owner	Class A Common Stock	Class B Common Stock	Percent Ownership(1)	Percent Voting Power (2)
Directors and Named Executive Officers:
David Anderson	—	—	*	*
Jeffrey Kirt(3)	574,998	—	*	*
Scott MacKenzie	—	—	*	*
Terence Burke	2,043	—	*	*
Timothy Fazio(4)	1,190,476	26,800,300	47%	85%
Ted Rogers	114,934	160,000	*	*
Andrew M. Bursky(4)	1,190,476	26,800,300	47%	85%
Jerome Lay	—	—	*	*
Timothy Lowe	16,000	71,208	*	*
Michael Neuscheler	19,873	—	*	*
Daniel Rothaupt	12,530	142,420	*	*
David Filippelli	—	—	*	*
Jordan Kovler	4,500	—	*	*
All directors and executive officers, as a group (14 persons)	1,363,813	27,946,372	49%	89%
Principal Stockholders (> 5% of outstanding common stock)
Entities affiliated with Atlas(4)	1,190,476	26,800,300	47%	85%

* Indicates less than 1%
(1)Based on 31,169,583 shares of class A common stock outstanding plus 28,526,372 shares of class B common stock outstanding as of the Record Date.
(2)Based on 31,169,583 shares of class A common stock outstanding plus 28,526,372 shares of class B common stock outstanding as of the Record Date. Each share of class A common stock is entitled to one vote per share and each share of class B common stock is entitled to ten votes per share.
(3)Mr. Kirt’s employment with the Company terminated on October 7, 2022. Mr. Kirt’s beneficial ownership of Company shares is based on the most recent information available to the Company.
(4)Based solely on the Schedule 13D filed on February 9, 2023. Includes 19,202,652 shares of class B common stock held of record by Atlas Capital Resources (A9) LP, 6,895,120 shares of class B common stock held of record by Atlas Capital Resources (A9-Parallel) LP, 702,528 shares of class B common stock held of record by Atlas Capital Resources (P) LP and 1,190,476 shares of class A common stock held of record by GGH Bridge Investment LP. Atlas Capital Resources GP LP (“ACR GPLP”) is the general partner of these entities and Atlas Capital Resources GP LLC (“ACR GP”) is the general partner of ACR GPLP, each of which may be deemed to beneficially own the share held by these entities. Mr. Fazio and Mr. Bursky are each a managing partner of ACR GP and may be deemed to have shared voting and investment power over the securities held by these entities. Mr. Fazio and Mr. Bursky each disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for Messrs. Fazio and Bursky is c/o Atlas Holdings LLC, 100 Northfield Street, Greenwich, CT 06830.

DIRECTOR COMPENSATION
Compensation for our non-employee directors is determined by our Board with the assistance of the Compensation Committee of the Board (the “Compensation Committee”). See “Director Compensation—Director Compensation Table” below for further details on director compensation.
The table below sets forth information regarding non-employee director compensation for the year ended December 31, 2022.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Total ($)
Timothy Fazio	—	—	—	—
Ted Rogers	50,000	—	—	50,000
Andrew M. Bursky	—	—	—	—
Timothy Lowe	30,000	—	—	30,000
Daniel Rothaupt	30,000	—	—	30,000
David Filippelli	—	—	—	—
Jerome Lay	—	—	—	—
Michael Neuscheler	40,000	—	—	40,000
___________
(1)Messrs. Fazio, Bursky, Filippelli and Lay do not receive any compensation from us for their service as members of the Board.
(2)As of December 31, 2022, our directors each held the following number of RSUs: Mr. Rogers—57,466; Mr. Lowe—8,000; Mr. Rothaupt—8,000; and Mr. Neuscheler—17,240.
Non-Employee Director Compensation
On March 8, 2021, our Compensation Committee approved the following annual cash retainers for each of our non-employee directors: $30,000 for service as a member of the Board; $20,000 for service as the Vice Chair of the Board; and $10,000 for service as the Chair of the Audit Committee.

EXECUTIVE COMPENSATION
This section sets forth the compensation of those who served as our principal executive officers in 2022 and our two other most highly compensated executive officers for the year ended December 31, 2022 (our “NEOs”). Our NEOs are:
•David Anderson, our Chief Executive Officer;
•Jeffrey E. Kirt, our former Chief Executive Office;
•Terence A. Burke, our General Counsel; and
•Scott MacKenzie, our Chief Strategy Officer
As an “emerging growth company” under the JOBS Act, we are permitted to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. Accordingly, we have not included in this section a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the “Summary Compensation Table” and the “Outstanding Equity Awards at Fiscal Year-End” table below. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say‑on‑frequency” votes.
Summary Compensation Table
The following table sets forth the compensation of our NEOs for service in all capacities for the years ended December 31, 2022 and 2021.

Name and Principal Position	Year (1)	Salary ($)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	All Other Compensation ($) (6)	Total Compensation ($)
David Anderson	2022	92,308	—	—	1,855,591	—	1,947,899
Chief Executive Officer

Jeffrey E. Kirt (2)	2022	450,000	—	424,200	—	179,087	1,053,287
Former Chief Executive Officer	2021	157,692	750,000	3,500,860	—	—	4,408,552

Terence A. Burke	2022	400,000	131,972	70,793	—	23,276	626,041
General Counsel

Scott MacKenzie	2022	41,538	—	—	1,225,866		1,267,404
Chief Strategy Officer
________
(1)Mr. Burke commenced employment with the Company in January 2022 and Messrs. Anderson and MacKenzie commenced employment with the Company in October 2022.
(2)Mr. Kirt’s employment with the Company terminated in October 2022. Pursuant to the terms of his Letter Agreement with the Company, as described in “Elements of Executive Compensation—Employment Arrangements with our NEOs—Letter Agreement with Mr. Kirt”, Mr. Kirt continues to provide consulting services to the Company through October 10, 2023.
(3)Represents bonus payments made to our NEOs as described in “Elements of Executive Compensation—Bonuses”.

(4)Represents the aggregate grant date fair value of stock awards granted, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB Topic 718”). The stock awards consist of grants of restricted stock units (“RSUs”) granted pursuant to the Plan. Terms of the RSUs are summarized in “Elements of Executive Compensation—Equity Awards During 2022”. The assumptions made when calculating the amounts reported are found in Note 9: “Equity Based Compensation” to our audited consolidated financial statements included in Part II, Item 8 of our Annual Report on Form 10-K for the year ending December 31, 2022.
(5)Represents the aggregate grant date fair value of stock options (“Options”) granted, computed in accordance with FASB Topic 718. Terms of the Options are summarized in “Elements of Executive Compensation—Equity Awards During 2022”. The assumptions made when calculating the amounts reported are found in Note 9: “Equity Based Compensation” to our audited consolidated financial statements included in Part II, Item 8 of our Annual Report on Form 10-K for the year ending December 31, 2022.
(6)For Mr. Kirt, includes payments for his consulting services to the Company from October 2022 through December 31, 2022 equal to $173,076 and the cost of Bloomberg terminal subscription fees equal to $6,010. For Mr. Burke, includes 401(k) matching contributions equal to $12,200 and relocation and temporary housing costs equal to $11,076.
Elements of Executive Compensation
Base Salary
Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. As of December 31, 2022, Mr. Anderson’s base salary was $400,000, Mr. Burke’s base salary was $400,000 and Mr. MacKenzie’s base salary was $180,000. Prior to his resignation from the Company in October 2022, Mr. Kirt’s base salary was $750,000, reflecting an increase from $200,000, effective April 1, 2022.
Bonuses
Mr. Burke received a cash bonus of $50,000 for his service to the Company in 2022. Mr. Burke did not receive any component of his bonus for 2022 in the form of Company equity.
In addition, in consideration of the 2021 bonus opportunity forfeited by Mr. Burke upon commencing employment with the Company, Mr. Burke received a one-time cash signing bonus of $81,972. 50% of Mr. Burke’s signing bonus is subject to repayment if Mr. Burke resigns from his employment with the Company for any reason other than for Good Reason (as defined in his employment agreement) or is terminated by the Company for Cause (as defined in his employment agreement) prior to January 4, 2024.
None of Messrs. Anderson, MacKenzie or Kirt received a bonus with respect to his service to the Company during 2022.
Equity Awards During 2022
As described more fully below, during 2022, Messrs. Anderson and MacKenzie were each granted an inducement award of stock options under Nasdaq Listing Rule 5635(c)(4) and Mr. Burke received a one-time grant of RSUs. The Company generally intends to grant annual equity awards pursuant to the 2021 Equity Incentive Plan to its senior management, including our NEOs.
In connection with the termination of his employment and commencement of consulting services with the Company, Mr. Kirt received accelerated vesting of his outstanding unvested RSUs and a new, one-time grant of RSUs. Mr. Kirt’s RSUs are described in “Elements of Executive Compensation—Employment Arrangements with our NEOs—Letter Agreement with Mr. Kirt”.

Inducement Stock Options
As an inducement for Messrs. Anderson and MacKenzie to enter into employment with the Company, in accordance with Nasdaq Listing Rule 5635(c)(4), the Company’s Compensation Committee approved a grant of Options pursuant to a Stock Option Inducement Award Agreement. The Options granted to Mr. Anderson are exercisable for 1,852,812 shares of the Company’s class A common stock and the Options granted to Mr. MacKenzie are exercisable for 1,224,030 shares of the Company’s class A common stock. The Options were granted on October 10, 2022 and have an exercise price of $1.32. The Options will vest in equal annual installments on each of the first, second and third anniversaries of the grant date, subject to continued service to the Company through the applicable vesting dates.

Pursuant to the terms of the Stock Option Inducement Award Agreement, if Mr. Anderson’s or MacKenzie’s service with the Company terminates due to death or Disability or is terminated by the Company other than for Cause (as each term is defined in the 2021 Equity Incentive Plan), the unvested Options will be cancelled and the vested Options will remain exercisable until the earlier of three months (in the case of termination other than for death, Disability or for Cause) or 12 months (in the case of death or Disability) following the termination of service or the expiration date of the Options. If Mr. Anderson’s or MacKenzie’s service is terminated by the Company for Cause, all Options, whether vested or unvested, will be cancelled and cease to be exercisable. In the event of a Change in Control (as defined in the 2021 Equity Incentive Plan), the Compensation Committee of the Board may, in its discretion, cancel the Options and pay to each of Mr. Anderson and MacKenzie, the value of the Options based upon the price per share of our class A common stock received or to be received by our stockholders in the Change in Control.

Burke Restricted Stock Units
In connection with Mr. Burke commencing employment with the Company, he was granted a one-time award of 4,085 RSUs, which vest in equal installments on each of January 3, 2023 and 2024. Except as otherwise provided in his employment agreement with the Company as described in “Elements of Executive Compensation—Employment Arrangements with our NEOs—Employment Agreement with Burke”, upon a termination of his employment with the Company for any reason, all unvested RSUs will be forfeited and cancelled.
Employment Arrangements with our NEOs
Offer Letters with Messrs. Anderson and MacKenzie
Messrs. Anderson and MacKenzie each entered into an Offer Letter with the Company, dated October 7, 2022. Pursuant to the Offer Letters, in addition to the inducement stock option awards described in “Elements of Executive Compensation—Equity Awards During 2022—Inducement Stock Options”, Messrs. Anderson and MacKenzie each receive a base salary in the amount of $400,000 for Mr. Anderson, and $180,000 for Mr. MacKenzie, and each an annual target bonus equal to 50% of base salary, subject to such terms and performance conditions as determined by the Board.
Employment Agreement with Mr. Burke
On November 15, 2021, the Board approved, and the Company entered into, an Employment Agreement with Mr. Burke, Mr. Burke’s Employment Agreement provides that Mr. Burke will be eligible for (i) an annual base salary of $400,000, (ii) a target annual bonus opportunity of up to 50% of Mr. Burke’s annual base salary, 50% of which will be paid in RSUs under the 2021 Equity Incentive Plan, vesting in equal annual installments on the first three anniversaries of the grant date, subject to Mr. Burke’s continued employment through each vesting date and otherwise subject to approval by the board of directors of the Company and the terms and conditions of the 2021 Equity Incentive Plan, unless otherwise mutually determined by the Board and Mr. Burke, and (iii) a one-time cash signing bonus of up to $81,972, (iv) a grant of RSUs with respect to 4,085 shares of class A common stock, vesting in equal annual installments on the first two anniversaries of January 3, 2022 and (v) reimbursement for reasonable expenses incurred in connection with Mr. Burke’s relocation (other than expenses incurred in connection with or losses resulting from the sale or purchase of Mr. Burke’s home) and the provision of temporary housing for a period of not less than 30 days.
If Mr. Burke’s employment with the Company is terminated by the Company without Cause or Mr. Burke resigns with Good Reason (as each term is defined in his Employment Agreement), in addition to any accrued base salary through and including the date of termination and any amounts or benefits required to be paid or provided under applicable law or accrued and vested under the benefit plans of the Company (the “Accrued Amounts”), Mr. Burke will be entitled to receive, subject to execution of a release and compliance with restrictive covenants: (i) continued payment of his annual base salary for a period of 12 months following the date of termination; (ii) Company-subsidized COBRA coverage equal to the same portion of the monthly premium the Company pays for active employees until the earlier of (x) the one-year anniversary of the date of termination or (y) the date Mr. Burke becomes eligible for health insurance coverage under the health plan of another employer; (iii) an amount equal to 100% of Mr. Burke’s target annual bonus opportunity for the fiscal year in which the termination of employment occurs, payable on the first anniversary of the date of termination; (iv) any earned but unpaid annual bonus for the completed fiscal year that ended prior to the fiscal year in which the termination of employment occurs, payable on the date such annual bonuses are paid to similarly situated employees of the Company; (v) accelerated vesting of any outstanding unvested RSUs granted to Mr. Burke in connection with his commencement of employment with the Company; and (vi) continued vesting of any other time-vesting RSUs that would have vested in the 12-month period following the date of termination. If Mr. Burke’s employment is terminated due to death or Disability (as defined in his Employment Agreement), Mr. Burke will be entitled to receive, subject to execution of a release and compliance with restrictive covenants, the Accrued Amounts, accelerated vesting of any outstanding unvested RSUs granted to Mr. Burke in connection with his commencement of employment with the Company and pro rata vesting of any other time-vesting RSUs based on the period employed prior to termination.
Letter Agreement with Mr. Kirt
In connection with Mr. Kirt’s resignation from his previous roles with the Company and transition to providing consulting services to the Company, on October 10, 2022, the Board approved and, subsequently, the Company and Mr. Kirt entered into a Letter Agreement that describes the terms of Mr. Kirt’s separation of employment from the Company and the terms of his consulting services to the Company, which are scheduled to continue through October 10, 2023 (the “Consulting Period”). In exchange for Mr. Kirt’s consulting services, and subject to his execution and non-revocation of a general release of claims in favor of the Company and compliance with restrictive covenants, Mr. Kirt will receive payment of $750,000 in equal installments over the Consulting Period and Company coverage of his Bloomberg terminal subscription fees during the Consulting Period, as well as accelerated vesting to October 10, 2022 of his outstanding unvested RSUs and a one-time grant under the 2021 Equity Incentive Plan of 280,000 RSUs that are were vested at grant on October 10, 2022 and settled in 12 weekly installments beginning on October 14, 2022.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the outstanding equity awards held by each of our NEOs as of December 31, 2022.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)(1)
David Anderson		1,852,812(2)	1.32	10/10/2032	—		—
Jeffrey E. Kirt		—	—	—	—		—
Terence A. Burke	—	—	—	—	4,085	(3)	1,185
Scott MacKenzie		1,224,030(2)	1.32	10/10/2032	—		—
____________
(1)Calculated based on the closing price of the Company’s class A common stock on December 30, 2022 of $0.29.
(2)Represents Options vesting in equal installments on each of October 10, 2023, 2024 and 2025, subject to the NEO’s continued service to the Company through the applicable vesting date.
(3)Represents RSUs 2,043 of which vested on January 3, 2023 and 2,042 of which will vest January 3, 2024.
Retirement Benefits
Greenidge Generation LLC sponsors a 401(k) plan covering substantially all Company employees, including our NEOs. Employees become eligible to participate in the plan upon one month of service and the attainment of age twenty-one. Eligible employees may elect to make either pre-tax or Roth contributions to the plan, subject to limitations set by the plan and the Internal Revenue Code of 1986, as amended. Greenidge Generation LLC makes safe harbor matching contributions equal to 100% of the first 3% of employees’ eligible earnings and an additional 50% on the next 2% of employees’ eligible earnings. Greenidge Generation LLC may also make a non-elective contribution at its discretion.
Potential Payments Upon Termination of Employment or Change in Control
Descriptions of the severance payments and benefits to be provided to our NEOs, including in respect of equity awards held by our NEOs, in connection with certain terminations of employment both in connection with a change in control and not in connection with a change in control, are set forth in “Elements of Executive Compensation—Equity Awards During 2022” and “Elements of Executive Compensation—Employment Arrangements with our NEOs.”

APPROVAL OF THE PLAN AMENDMENT
General
On February 21, 2021, the Board adopted the Plan and on March 1, 2021, the Company’s stockholders approved the Plan. On March 25, 2021, Board adopted, and the Company’s stockholders approved, an amended Plan. On March 22, 2023, as amended by a written consent dated as of April 10, 2023, the Board approved pursuant to resolutions, subject to stockholder approval, the Amended and Restated Plan; and, on April 11, 2023, Atlas, our stockholder holding a majority of the total voting power of our outstanding capital stock entitled to vote in general meetings of the Company as of the Record Date, approved the Amended and Restated Plan by written consent.
Reasons for the Plan Amendment
In reviewing our compensation practices, including in light of various evolving market practices, as well as to enhance the Company’s flexibility to make awards, the Board determined it is necessary to increase the number of shares of Class A common stock available for grant under the Plan and to amend the plan to remove the counting of shares of Class A common stock granted in connection with awards other than stock options and stock appreciation rights against the total number of shares available under the Plan as two shares of Class A common stock for every one share of Class A common stock granted in connection with such award (the “Fungible Share Count”).
The Board believes the Plan Amendment increasing the number of shares authorized for issuance under the Plan by 5,000,000 shares of Class A common stock, from 3,831,112 to 8,831,112 shares of Class A common stock (without taking into account the Reverse Stock Split), and removing the Fungible Share Count ensures our ability to continue to grant stock options, restricted stock units and other equity awards to our employees, Board members and other service providers, which we believe are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Our employees are valued assets, and such awards are crucial to our ability to motivate individuals in our service to achieve our goals and to link the interests of our employees and other award recipients to those of our stockholders.
Summary of the Amended and Restated Plan
The following summary of the principal features of the Amended and Restated Plan included in this Information Statement is qualified in its entirety by reference to the full text of the Amended and Restated Plan, which is incorporated by reference into this Information Statement and is attached to this Information Statement as Annex A.
Purpose. The purpose of the Amended and Restated Plan is to attract and retain employees, consultants and directors for the Company and its subsidiaries, motivate them by means of appropriate incentives to achieve long-term goals, provide incentive compensation opportunities and further align their interests with those of our stockholders through equity- and non-equity-based compensation.
Administration. The Amended and Restated Plan is currently administered by the Compensation Committee (the “Administrator”). Among other things, the Administrator has the authority to construe and interpret the Amended and Restated Plan, to select persons who will receive awards, to determine the types of awards and the number of shares to be covered by awards and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The Administrator has the authority to establish, amend and rescind rules and regulations relating to the Amended and Restated Plan and awards granted under the Amended and Restated Plan; provided, that if any such amendment materially and adversely affects the right of any Amended and Restated Plan participant, award holder or beneficiary, then any such amendment will not be effective without the prior written consent of the Amended and Restated Plan participant, award holder or beneficiary.
Eligible Recipients. Persons eligible to receive awards under the Amended and Restated Plan will be those employees, consultants and directors of the Company and its affiliates who are selected by the Administrator. As of the Record Date, there were 74 persons eligible to participate in the Plan, including our employees and directors.
Shares Available. The maximum number of shares of Class A common stock that may be delivered to participants under the Amended and Restated Plan is 8,831,112 shares, without taking into account the Reverse Stock Split and as may be further adjusted for certain corporate changes affecting the shares. All shares of Class A common stock granted in connection with awards under the Amended and Restated Plan will be counted against the Amended and Restated Plan’s share limit as one share for every one share underlying the award. Cancelled, forfeited or expired awards may again become available for grant under the Amended and Restated Plan. Shares subject to an award under the Amended and Restated Plan will not again be made available for issuance or delivery under the Amended and Restated Plan if such shares are (i) shares tendered in payment of a stock option, (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation or (iii) shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award.
Stock Options.
General. Subject to the provisions of the Amended and Restated Plan, the Administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any stock option; (ii) the exercise price per share; (iii) the expiration date of the stock option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the stock option or the shares underlying the stock option; and (vi) any other terms and conditions as the Administrator may determine. Only employees of the Company or its subsidiaries are eligible to be granted incentive stock options.
Incentive and Non-Qualified Options. Stock options give the option holder the right to acquire a designated number of shares of Class A common stock at a purchase price that is fixed upon the grant of the stock option (the “exercise price”). The exercise price will not be less than the market price of the Class A common stock on the date of grant. Stock options granted may be either tax-qualified stock options (“incentive stock options”) or non-qualified stock options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Internal Revenue Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years (or five years in the case of employees owning more than 10% of the Company’s voting stock). In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.
Option Price. The exercise price for stock options will be determined at the time of grant. The exercise price will not be less than the fair market value on the date of grant. The exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any employee owning more than 10% of the Company’s voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.
Exercise of Options. A stock option may be exercised only in accordance with the terms and conditions of the stock option agreement as established by the Administrator at the time of grant. The stock option must be exercised by notice to the Company, accompanied by payment of the exercise price. Payments may be made in cash or, at the discretion of the Administrator, (i) by delivery to the Company of other Class A common stock, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the participant identifies for delivery specific shares of Class A common stock that have an aggregate fair market value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Class A common stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Class A common stock, (ii) a “cashless” exercise program established with a broker, (iii) by reduction in the number of shares of Class A common stock otherwise deliverable upon exercise of such stock option with a fair market value equal to the aggregate exercise price at the time of exercise, (iv) any combination of the foregoing methods or (v) in any other form of legal consideration that may be acceptable to the Administrator.
Expiration or Termination. Stock options, if not previously exercised, will expire on the expiration date established by the Administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years; provided that in the case of holders of more than 10% of the Company’s voting stock, such term cannot exceed five years. Except as otherwise set forth in the applicable award agreement, stock options will terminate before their expiration date if the holder’s service with the Company or a subsidiary terminates before the expiration date. The stock option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death or disability, with the precise period during which the option may be exercised to be established by the Administrator and reflected in the grant evidencing the award.
Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted alone or in tandem with stock options. A SAR is a right to receive a payment in Class A common stock or cash (as determined by the Board) equal in value to the excess of the fair market value of one share of Class A common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share of Class A common stock subject to a SAR may not be less than fair market value at the time of grant.
Restricted Awards. Restricted awards are awards of Class A common stock or common stock units having a value equal to the fair market value of an identical number of shares of Class A common stock. Restricted awards are forfeitable and non-transferable until the awards vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded. Restricted stockholders generally have the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Board may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period. Restricted stock unit holders will have no voting rights with respect to any restricted stock units. Restricted stock units may also be granted with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in the award agreement. The Board may provide that the restricted stock units will be credited with cash and stock dividends paid by the Company in respect of one share of Class A common stock (“dividend equivalents”). Dividend equivalents will be deferred until the expiration of the applicable restriction period.
Performance Compensation Awards. The Amended and Restated Plan also provides for performance compensation awards, representing the right to receive a payment, which may be in the form of cash, shares of Class A common stock or a combination of cash and shares of Class A common stock, based on the attainment of pre-established goals set forth in the applicable award agreement. Performance compensation awards that become vested following the achievement of the performance goals will be paid to participants as soon as administratively practicable following completion of the certification of the achievement of the performance goals by the Administrator but in no event later than 2 1/2 months following the end of the fiscal year during which the performance period is completed.
Performance Criteria. Under the Amended and Restated Plan, one or more performance criteria will be used by the Administrator in establishing performance goals. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company, as the Administrator may deem appropriate, or as compared to the performance of a group of comparable companies or published or special index that the Administrator deems appropriate. In determining the actual size of an individual performance compensation award, the Administrator may reduce or eliminate the amount of the award through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. The Administrator will not have the discretion to grant or provide payment in respect of performance compensation awards if the performance goals have not been attained.
Other Material Provisions. Awards will be evidenced by a written agreement, in such form as may be approved by the Administrator. In the event of various changes to the capitalization of the Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the Administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The Administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of the Company, including acceleration of vesting or cancellation of any outstanding awards (upon at least 10 days’ advance notice) in exchange for a payment to the award holder the value of such awards in cash, stock, or a combination thereof. Except as otherwise determined by the Administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. As provided by the terms of the applicable award agreement and subject to the discretion of the Administrator, the applicable tax withholding obligation relating to the exercise or acquisition of Class A common stock under an award by any or a combination of the following means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Class A common stock from the shares of Class A common stock otherwise issuable to the award holder as a result of the exercise or acquisition of Class A common stock under the award; or (iii) delivering to the Company previously owned and unencumbered shares of Class A common stock. The Administrator also has the authority, at any time, to discontinue the granting of awards. The Administrator also has the authority to alter or amend the Amended and Restated Plan or any outstanding award or may terminate the Amended and Restated Plan as to further grants, provided that no amendment will, without the approval of stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the Amended and Restated Plan, change the persons eligible for awards under the Amended and Restated Plan, extend the time within which awards may be made or amend the provisions of the Amended and Restated Plan related to amendments. The Amended and Restated Plan will terminate automatically on the 10th anniversary of its approval by the Company’s stockholders. No amendment that would adversely affect any outstanding award made under the Amended and Restated Plan can be made without the consent of the holder of such award.
Summary of Material U.S. Federal Income Tax Consequences
The following summary of tax consequences to the Company and to Amended and Restated Plan participants is not intended to be used as tax guidance to participants in the Amended and Restated Plan. It relates only to U.S. federal income tax and does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. Different tax rules may apply to specific participants and transactions under the Amended and Restated Plan, particularly in jurisdictions outside the United States. In addition, this summary is as of the date of this Information Statement; federal income tax laws and regulations are frequently revised and may be changed again at any time. Therefore, each participant is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the Amended and Restated Plan.
Stock Options and Stock Appreciation Rights. The grant of a stock option or stock appreciation right will create no tax consequences for the participant or the Company. A participant will have no taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Upon exercise of a stock option other than an incentive stock option, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. When disposing of shares acquired by exercise of an incentive stock option before the end of the statutory incentive stock option holding periods, the participant generally must recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of a stock option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss.
Other Awards. Other awards under the Amended and Restated Plan generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other awards, or the time that the risk of forfeiture lapses.
Company Deduction. The Company is generally entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with stock options, stock appreciation rights or other awards, but not for amounts (i) the participant recognizes as capital gain and (ii) over $1 million paid to certain “covered employees” under Section 162(m) of the Internal Revenue Code, except for grandfathered arrangements under Section 162(m) of the Internal Revenue Code. The Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the incentive stock option statutory holding periods.
New Plan Benefits
Messrs. Irwin, Loughran and Burke each have an employment agreement with the Company and one non-executive employee of the Company has an offer letter of employment with the Company that provide for 50% of their annual bonus (which amount is discretionary and unknown at this time) to be payable in restricted stock units under the Company’s equity incentive plan. Neither the Compensation Committee nor the Board has made any determination to make future grants to any participants under the Amended and Restated Plan as of the date of this Information Statement. As such, new benefits that will be awarded or paid under the Amended and Restated Plan are not currently determinable.
APPROVAL OF THE REVERSE STOCK SPLIT
General
On March 22, 2023, as amended by a written consent on April 10, 2023, our Board, subject to stockholder approval, approved by resolutions the Reverse Stock Split; and, on April 11, 2023, Atlas, our stockholder holding a majority of the total voting power of our outstanding capital stock entitled to vote in general meetings of the Company as of the Record Date, approved the Reverse Stock Split by written consent, including: (i) the consummation of the Reverse Stock Split, (ii) the Certificate of Amendment and the consequent filing thereof with the Secretary of State for the State of Delaware at any time on or before December 31, 2023 and (iii) the right of the Board to abandon the

Reverse Stock Split and not to file the Certificate of Amendment, if the Board, in its discretion, at any time determines that the Reverse Stock Split is no longer in the best interests of the Company or its stockholders.
Reasons for the Reverse Stock Split
On December 13, 2022, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), stating that the Company failed to maintain a minimum closing bid price of $1.00 per share for the prior 30 consecutive trading day period, as set forth in Nasdaq Listing Rule 5450(a)(1). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the 5450 Notification, or until June 12, 2023, to achieve compliance with the minimum bid price requirement by closing at or above $1.00 per share for a minimum of 10 consecutive business days (“Bid Price Compliance”).
The primary purpose of the Reverse Stock Split is to increase the per share market price of the Class A common stock in order to achieve Bid Price Compliance. Further, this may increase the acceptability of the Class A common stock to long-term investors who may not find our shares attractive due to the trading volatility often associated with stocks trading below certain prices or make the Class A common stock eligible for investment by brokerage houses and institutional investors that have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. The reduction in the number of issued and outstanding shares of Class A common stock as a result of the Reverse Stock Split is, absent other factors, expected to increase the market price of our Class A common stock by a multiple to a level above the current market trading price.
While our Board believes that the shares of Class A common stock will trade at higher prices than those which have prevailed in the recent past, there can be no assurance that such increase in the trading price will occur or, if it does occur, that it will equal or exceed the direct arithmetical result of the Reverse Stock Split because there are numerous factors and contingencies which could affect our market price. Further, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of the Class A common stock. As a result, we cannot assure you that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Class A common stock will increase following the Reverse Stock Split or that the market price of the Class A common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of the Class A common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of the Class A common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of the Class A common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.
Additionally, the liquidity of trading in the Class A common Stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the expected increase in the per share stock price as a result of the Reverse Stock Split is not sustained. In addition, the Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of the Class A common stock. Following the Reverse Stock Split, the resulting per share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of the Class A common stock may not improve.
Board Discretion to Implement the Reverse Stock Split
We believe that the Board’s authority to (i) select the effective date of the Reverse Stock Split, at any time before December 31, 2023 and after the effectiveness of the Written Consent and (ii) abandon the Reverse Stock Split and not file the Certificate of Amendment in its sole discretion, is in the best interests of the Company and our stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be effected.
In determining the exact Reverse Split Ratio and whether and when to effect the Reverse Stock Split, the Board considered a number of factors, including, without limitation:
•our ability to maintain the listing of the Class A common stock on Nasdaq;
•the historical trading price and trading volume of the Class A common stock;
•the number of shares of common stock outstanding immediately before and after the Reverse Stock Split;
•the anticipated impact of the Reverse Split Ratio on our market capitalization; and
•prevailing general market and economic conditions.
We believe that granting our Board the authority to determine whether and when to implement the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the effective date.
Effect of the Reverse Stock Split
If the Reverse Stock Split is effected, every holder of outstanding shares of common stock on the effective date specified in the Certificate of Amendment shall receive, subject to the treatment of fractional shares described in the Certificate of Amendment, one share of Class A common stock or Class B common stock, as applicable, in exchange for ten shares of Class A common stock or Class B common stock held by such holder. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not change any stockholder’s percentage ownership interest in the Company, except for such changes as may result from the treatment of fractional shares as described in more detail below.
The Reverse Stock Split will not change the terms of the common stock. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Stock Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.
As described in more detail below, the Reverse Stock Split will have the effect of increasing the number of authorized but unissued shares of common stock. This increase in shares of common stock available for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law or the requirements of an applicable stock exchange) in one or more transactions that could make a change in control or takeover of the Company and the removal of incumbent management more difficult. For example, additional shares of common stock could be issued by the Company so as to dilute the stock ownership or voting power of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of stockholders. Such dilution will cause a party attempting a takeover to be required to buy more shares of common stock and to expend additional resources to accomplish a takeover. The Reverse Stock Split is not part of a plan by management to affect the ability of third parties to take over or change control of the Company, nor are we currently contemplating any such anti-takeover plan.
We will also adjust and proportionately decrease the number of shares of Class A common stock issuable upon exercise or vesting of, and adjust and increase by a multiple the exercise price of, existing equity awards under the Plan pursuant to the terms thereof. In addition, as of the effective time of the Reverse Stock Split, we will adjust and proportionately decrease the number of shares of Class A common stock that may be the subject of future grants or awards under the Plan.
Authorized Shares of Common Stock
We are currently authorized under our Certificate of Incorporation to issue up to a total of 520,000,000 shares of common stock, including 400,000,000 shares of Class A common stock and 100,000,000 shares of Class B common stock. While the Reverse Stock Split will decrease the number of outstanding shares of common stock, it will not change the number of authorized shares under our Certificate of Incorporation. Consequently, the Reverse Stock

Split will have the effect of increasing the number of shares of common stock available for issuance under our Certificate of Incorporation.
We believe that the availability of additional authorized but unissued shares of common stock will provide the Company with additional flexibility to issue additional shares of common stock for a variety of general corporate purposes as our Board may determine to be desirable including, without limitation, raising capital, future financings, investment opportunities, acquisitions, or other distributions. Our Board has not authorized the Company to take any action with respect to the additional shares that would be available for issuance as a result of the Reverse Stock Split, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock that would be available for issuance as a result of the Reverse Stock Split.
The issuance of additional shares of common stock available for issuance as a result of the Reverse Stock Split may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of common stock.
Fractional Shares
The Reverse Stock Split will affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests, except to the extent that the Reverse Stock Split results in such stockholder owning a fractional share. No fractional shares will be issued. Instead, stockholders that would otherwise be entitled to receive a fractional share will have such fractional share rounded up to the nearest whole share.
Accounting Treatment
The par value of the common stock will remain unchanged after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the balance sheet attributable to the common stock will be reduced by 90% of its present amount, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. The per share common stock net income or loss and any other per share amount will be increased because there will be fewer shares of the common stock outstanding, and we will adjust historical per share amounts set forth in our future financial statements. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.
Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split
The following is a general summary of the material U.S. federal income tax considerations related to the Reverse Stock Split that may be relevant to U.S. Holders (as defined below) of our common stock that hold our common stock as a “capital asset” (generally property held for investment), but does not purport to be a complete analysis of all potential tax considerations. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder (“Treasury Regulations”), administrative rulings and judicial decisions, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (“IRS”) regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position with respect to the tax consequences of the Reverse Stock Split described below.
This summary does not address all aspects of U.S. federal income taxation that may be relevant to a holder in light of their personal circumstances. In addition, this summary does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any state, local or non-U.S. tax laws or any tax treaties. This summary also does not address tax consequences applicable to investors that may be subject to special treatment under the U.S. federal income tax laws, such as:
•persons that are not U.S. Holders;
•U.S. Holders who hold common stock through non-U.S. brokers or other non-U.S. intermediaries;
•banks, insurance companies or other financial institutions;
•tax-exempt or governmental organizations;
•dealers in securities or foreign currencies;
•persons whose functional currency is not the U.S. dollar;
•real estate investment trusts or regulated investment companies;
•corporations that accumulate earnings to avoid U.S. federal income tax;
•traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;
•persons subject to the alternative minimum tax;
•partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;
•persons that acquired our common stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan; and
•persons that hold our common stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE TAX ADVICE. THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT MAY NOT BE THE SAME FOR ALL HOLDERS OF OUR COMMON STOCK. HOLDERS OF OUR COMMON STOCK ARE ENCOURAGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual who is a citizen or resident of the United States; (2) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (4) a trust (a) the administration of which is subject to the primary supervision of a U.S. court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (b) which has made a valid election under applicable Treasury Regulations to be treated as a United States person.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, upon the activities of the partnership and upon certain determinations made at the partner level. Accordingly, we urge partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) to consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split to them.
The Reverse Stock Split should be treated as a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss as a result of the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in its post-Reverse Stock Split shares of our common stock should equal the aggregate tax basis of its pre-Reverse Stock Split shares of our common stock, and such U.S. Holder’s holding period in its post-Reverse Stock Split shares of our common stock should include the holding period in its pre-Reverse Stock Split shares of our common stock. A U.S. Holder that holds shares of our common stock acquired on different dates and at different prices should consult its tax advisor with regard to identifying the bases or holding periods of the particular shares of common stock it holds after the Reverse Stock Split.
EFFECTIVENESS OF CORPORATE ACTION
Under Rule 14c-2 of the Exchange Act, the approval of the Actions by Atlas will not be effective until at least 20 days after this Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.
DISSENTERS’ RIGHTS OF APPRAISAL
Delaware law does not provide for dissenters’ rights or similar rights of appraisal in connection with the corporate action described in this Information Statement.
INCORPORATION BY REFERENCE
We incorporate by reference the documents listed below:
•Our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023.
Copies of certain information filed by us with the SEC, including our Annual Report and Quarterly Reports, are also available on our website at www.greenidge.com. Information contained on our website or accessible through our website is not incorporated by reference herein.
Alternatively, you may request a copy of any or all of these filings at no cost, by writing or calling us at:
Greenidge Generation Holdings Inc.
Attention: Investor Relations
135 Rennell Drive, 3rd Floor
Fairfield, CT 06890
(203) 718-5960
DISTRIBUTION AND COSTS
The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons, and we will reimburse them for their expenses incurred in connection therewith. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders upon written request at the address noted above. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon oral request at (203) 718-5960 or written request at Attention: Investor Relations, 135 Rennell Drive, 3rd Floor, Fairfield, CT 06890.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy the periodic reports, proxy statements and other information we file with the SEC at the SEC’s public reference room maintained at 100 F. Street N.E., Room 1580, Washington, D.C. 20549. You can also request copies of those documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains reports, proxy and information statements and other information regarding issuers that file with the SEC. The site’s internet address is www.sec.gov. Copies of these documents may also be obtained by writing to our address provided above.
STOCKHOLDERS SHARING AN ADDRESS
The Company will deliver only one copy of this Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Furthermore, the Company undertakes to deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a copy of this Information Statement by contacting the Company orally at (203) 718-5960 or written request at Attention: Investor Relations, 135 Rennell Drive, 3rd Floor, Fairfield, CT 06890. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify the Company at the address or phone number set forth above.
OTHER MATTERS
This Information Statement is dated as of April [●], 2023. You should not assume that the information contained in this Information Statement is accurate as of any other date, unless expressly provided.

Dated: April [●], 2023	David Anderson /s/ David Anderson Chief Executive Officer

ANNEX A

GREENIDGE GENERATION HOLDINGS INC.
AMENDED AND RESTATED
2021 EQUITY INCENTIVE PLAN

1.Purpose; Eligibility.
1.1General Purpose. The name of this plan is the Amended and Restated Greenidge Generation Holdings Inc. 2021 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Greenidge Generation Holdings Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.
1.2Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.
1.3Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.
2.Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company, including, without limitation, any corporation that is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Section 424(e) or (f) of the Code, and any other non-corporate entity that would be such a subsidiary corporation if such entity were a corporation.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cause” means:
With respect to any Employee or Consultant: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company
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or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) violation of state or federal securities laws.
With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) the acquisition by any Person of Beneficial Ownership of more than 50% (on a fully diluted basis) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, taking into account as outstanding for this purpose Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire Common Stock (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination. The foregoing notwithstanding, if the Award constitutes non-qualified deferred compensation under Section 409A of the Code, in no event shall a Change in Control be deemed to have occurred unless such change shall satisfy the definition of a change in control under Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means the compensation committee of the Board, or if no such committee has been established, the full Board, or a committee of one or more members appointed to administer the Plan in accordance with Section 3.3 and Section 3.4.
“Common Stock” means the class A common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting, independent contractor or advisory services.
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“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service; provided that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted, including, but not limited to, in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.
“Director” means a member of the Board.
“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates. The foregoing notwithstanding, if the Award is subject to Section 409A of the Code, in no event shall a Disability be deemed to have occurred unless such disability satisfies the requirements of Section 409A of the Code.
“Effective Date” shall mean the date this Plan is approved by the Company’s stockholders.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, unless the Committee in its discretion approves an alternative valuation methodology, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or similar publication. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons; provided that if an Award is subject to Section 409A of the Code, then the Fair Market Value shall be determined in accordance with Section 409A of the Code.
“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
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“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.
“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and may include the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) achieving research and development goals and milestones; (x) achieving product commercialization goals; and (y) other criteria as may be set by the Committee from time to time.
Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph, provided that if the Award is subject to Section 409A of the Code, such accelerated vesting does not violate the rules of Code Section 409A. The Committee shall, within the first 90 days of a Performance Period (or, such longer or shorter time period as the Committee shall determine) define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.
“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or such longer or shorter time period as the Committee shall determine) or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements;
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(c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.
“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.
“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.
“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
“Restricted Award” means any Award granted pursuant to Section 7.2(a).
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
3.Administration.
3.1.    Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan and the provisions of Section 409A of the Code (if applicable), the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a)    to construe and interpret the Plan and apply its provisions;
(b)    to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)    to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)    to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
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(e)    to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)    from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;
(g)    to determine the number of shares of Common Stock to be made subject to each Award;
(h)    to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j)    to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;
(k)    to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l)    to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(m) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(n) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(o) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(p) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.
3.2    Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3    Delegation. The Committee may delegate administration of the Plan to a subcommittee or subcommittees of one or more members of the Committee, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The
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Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4    Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5    Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.Shares Subject to the Plan.
4.1    Subject to adjustment in accordance with Section 11, a total of 8,831,112 shares of Common Stock shall be available for the grant of Awards under the Plan.
4.2    Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3    Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan on a one-for-one basis. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.3 shall be added back to the number of shares of Common Stock available for the grant of Awards under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
5.Eligibility.
5.1    Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.
5.2    Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not
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inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1    Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
6.2    Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3    Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4    Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.5    Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6    Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form
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satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7    Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event, provided that if such Award is subject to Section 409A of the Code, such acceleration of vesting and exercisability complies with the provisions of Section 409A of the Code.
6.8    Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9    Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10     Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.12     Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7.Provisions of Awards Other Than Options.
7.1    Stock Appreciation Rights.
(a)    General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an
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Option granted under the Plan (“Related Rights”). All such grants shall be exempt from, or comply with, the provisions of Section 409A of the Code.
(b)    Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
(c)    Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
(d)    Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event, provided that if such Award is subject to Section 409A of the Code, such acceleration of vesting and exercisability complies with the provisions of Section 409A of the Code.
(e)    Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
(f)    Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.
(g)    Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
7.2    Restricted Awards.
(a)General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)    Restricted Stock and Restricted Stock Units.
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(i)    Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall similarly be held in escrow by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends so placed in escrow at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so placed in escrow by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(ii)    The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, if permitted in Section 409A of the Code, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall not be paid but shall be credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.
(c)Restrictions.
(i)    Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.
(ii)    Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(iii)    The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the
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Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.
(d)    Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event, provided that if such Award is subject to Section 409A of the Code, such acceleration is consistent with the provisions of Section 409A of the Code.
(e)    Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
(f)    Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
7.3    Performance Share Awards.
(a)    Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
(b)    Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.
7.4    Performance Compensation Awards.
(a)    General. The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award.
(b)    Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or such shorter or longer time period as the Committee shall determine) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance
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Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.
(c)    Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or such shorter or longer time period as the Committee shall determine), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.
(d)    Payment of Performance Compensation Awards.
(i)    Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(ii)    Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.
(iii)    Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period.
(iv)    Use of Discretion. The Committee shall not have the discretion to grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained.
(v)    Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.
8.    Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
9.    Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
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10.    Miscellaneous.
10.1    Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest, provided that if such Award is subject to Section 409A of the Code, any such acceleration or exercisability or vesting is in compliance with the provisions of Section 409A of the Code.
10.2    Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.
10.3    No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
10.4    Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
10.5    Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
11.    Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
12.    Effect of Change in Control.
12.1    In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise, notwithstanding any
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provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units.
12.2    In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
12.3    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.
13.    Amendment of the Plan and Awards.
13.1    Amendment of Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided that (a) no amendment to the persons eligible to receive Awards set forth in Section 1.2 or to the maximum number of shares as to which Awards may be granted set forth in Section 4.1 (except for adjustments pursuant to Section 11), shall be made without stockholder approval, and (b) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any Applicable Laws (including, without limitation, as necessary to comply with any tax or regulatory requirement applicable to this Plan); and provided further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.
13.2    Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
13.3    No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
13.4    Amendment of Awards. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.
14.    General Provisions.
14.1    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
14.2    Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock
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exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
14.3    Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
14.4    Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
14.5    Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program. All of such programs and procedures shall be consistent with the rules of Section 409A of the Code.
14.6    Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
14.7    Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.
14.8    Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.
14.9    No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
14.10    Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.
14.11    Section 409A. The Plan and all Awards granted under the Plan are intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan and all Awards Agreements shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan or Award Agreement during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
14.12    Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying
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Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
14.13    Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
14.14    Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
14.15    Expenses. The costs of administering the Plan shall be paid by the Company.
14.16    Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
14.17    Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
14.18    Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
15.    Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
16.    Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof, provided any such suspension or termination is consistent with the provisions of Section 409A of the Code. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
17.    Choice of Law. Except to the extent governed by Federal law, the law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
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ANNEX B

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GREENIDGE GENERATION HOLDINGS INC.

Greenidge Generation Holdings Inc. (the “Corporation”), a corporation duly organized and existing under the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

First. The amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, set forth below, was duly adopted by the Board of Directors by written consent in accordance with the provisions of Sections 141 and 242 of the DGCL and was approved by the stockholders by written consent in accordance with Section 228 and 242 of the DGCL, which written consent was signed by holders representing the necessary number of shares, as required by statute, to vote in favor of the amendment.

Second. The Amended and Restated Certificate of Incorporation, as amended, is hereby amended by adding the following to the end of Article IV.A.4:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every ten (10) shares of the Corporation’s issued and outstanding Class A Common Stock and Class B Common Stock, that are issued and outstanding immediately prior to [date] shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into either one (1) validly issued, fully paid and non-assessable share of the Corporation’s Class A Common Stock or one (1) validly issued, fully paid and non-assessable share of the Corporation’s Class B Common Stock, respectively, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock, pursuant to the provisions of this Article, the Corporation shall, in lieu of issuing any such fractional share, round up to the nearest whole share and no fractional shares shall be issued.”

Third. Except as herein amended, the Corporation’s Amended and Restated Certificate of Incorporation, as amended, shall remain in full force and effect.

Fourth. The Effective Time of this Amendment will be [______] at [______] Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on this  [______] day of   [______], 2023.

GREENIDGE GENERATION HOLDINGS INC.

By:

Its: